united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

Annual Report
December 31, 2014

1-866-390-0440

www.investmentpartnersfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

February 15, 2015

Dear Fellow Shareholder:

We are pleased to present the Annual Report of Investment Partners Opportunities Fund, (the “Fund”), for the period ending December 31, 2014.

The Fund’s total return based on Net Asset Value (“NAV”) for the year ended December 31, 2014 was -7.43% without load (-12.72% with load). The S&P 500 Total Return Index gained 13.69% during the same period. The Fund’s return was weighed down by allocation of assets to the Energy and Natural Resource Sectors coupled with unexpected declines in certain technology companies. The effects of a decline in the energy sector can be seen in the S&P North American Natural Resources Sector Index Total Return which returned -9.77% in the same period.

For the period from inception (January 15, 2010) to December 31, 2014, the Fund’s total annualized return based on Net Asset Value (“NAV”) was 0.45% without load (-0.74% with load), inclusive of the $0.27 per share 2010 distribution, $0.39 per share 2011 distribution, $0.10 per share 2012 distribution and $0.11 per share 2014 distribution. There was no distribution in 2013. The S&P 500 Total Return Index gained 15.14% during the same period. The S&P North American Natural Resources Sector Index Total Return returned 3.61% in the same period. The Fund’s relative performance was largely a result of our defensive posture of maintaining a relatively high cash balance, and an allocation to natural resources sectors during the period.

The Fund’s primary objective remains long-term capital appreciation with income as a secondary objective. Additionally, the Fund’s aim is to maximize returns while attempting to manage and mitigate risk. We also strive to achieve our objectives using a strategy which has been defined as value investing. Value investors found 2014 to be very challenging, particularly in the microcap space. Because markets have been quite volatile since the 2008-2009 financial crises we have attempted to neutralize the influence of market volatility and risk by using tactical allocation within our strategy.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until April 30, 2015, to ensure that the net annual Fund operating expenses will not exceed 2.75% for Investment Partners Opportunities Fund Class A shares, subject to possible recoupment from the Fund in future years. Without these waivers, the total annual operating expenses would be 4.56% per the Fund’s April 30, 2014 prospectus. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-866-390-0440.

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The Year in Review

For most of 2014, the Fund maintained between 5% and 11%, approximately, of total net assets in cash and equivalent balances in Treasury funds denominated in U.S. dollars because Fund management felt that stimulative policies enacted by the Yellen-led Federal Reserve (the “Fed”), would not end until there was clear evidence that the economy had improved sufficiently.

Initially our belief was that tapering of Central Bank purchases of Treasury debt would be perceived as risky. As time went on, the Fed reassured the markets that it would not raise rates until sometime in 2015 assuming there was no sign of a recovering economy. That assurance in mid-October was all the equity markets needed to hear.

Much to everyone’s initial surprise the credit markets in 2014 did not see a rise in interest rates. To the contrary, interest rates trended lower and bond prices climbed higher in a modest growth environment. Equally surprising, U.S. financial markets exhibited low levels of volatility in spite of Russian military incursions and slow-downs in economic growth in Europe, Japan and the developing world. The Fed also suggested that it was willing to accept greater inflation as a means to spur demand, encouraging consumer spending and business borrowings.

During the year whenever the Federal Reserve hinted at a change to a more restrictive policy, the equity markets receded, only to be followed by a period of complacency and reduced market volatility. A belief system was forming that only when the economy was about to spurt at a healthy clip would there be a credit tightening. When economic growth was called into question, and Fed action was delayed, it was no wonder that the markets in the U.S. performed well at the end of 2014.

MARKET REVIEW FOR 2014

The first six months of 2014 was quite rewarding for the Fund with net asset value per share appreciation of 10.7% largely because of the performance of both the energy and technology sectors. The gain was earned by adhering to our overall strategy of attaining a balance between capital appreciation and income. The Fund’s focus on the technology and energy sectors contributed to performance while awaiting better returns from special situations and precious metals and hard assets.

The last six months, however, were frustrating and disappointing. The sudden collapse and Chapter 11 bankruptcy of GT Advanced Technologies, Inc. (“GTAT”-this position was sold in December, 2014), a star performer for us in the first half of 2014, was like a kick in the stomach when Apple, Inc. decided not to go forward with its prior commitment to use GTAT’s sapphire-coated glass technology after investing over $500,000,000 in plant and equipment. Ironically, Apple, Inc. stock became our largest investment by market value at year-end; talk about mixed feelings!

The second half of 2014 saw erosion in asset value in three of our principal areas. Most notably, the energy sector was severely impacted by Saudi Arabia’s decision to increase the supply of oil,

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flooding the world market at a time when global economic demand had slackened. We believe this disruption has far reaching consequences, economically, commercially, militarily and societally.

By far the biggest contributor to the Fund’s 8.5% decline in net asset value per share during the year ended December 31, 2014 was the slowdown of global economic growth, followed by a slowdown in demand for commodities-most visibly oil and gas. This slowdown was led by Europe and Japan in the developed world, and was coupled with a steep decline in the so-called “BRIC” nations: Brazil, Russia, India and, most notably, China. This slowdown emboldened Saudi Arabia to break with its OPEC partners, disrupting the supply-demand relationship that had kept prices essentially at an average $100/barrel level for the past four years.

The global expansion thesis was believed by many to be a way of sustaining growth through greater consumption. Against a backdrop of Mideast hostilities, the oversupply of crude oil had people believing that the lower oil price was being used as a weapon against nations hostile to the U.S. and western world interests.

As we had structured our energy-related investment in a balanced and diversified way, we felt that the impact of moderately lower energy prices would not be widespread. Many of our investments in this sector were both growing and distributing cash flow from operations. Capital allocation management decisions were predicated conservatively on lower prices than the world market price for oil and natural gas. Many of the Fund’s investments had hedged their production at much higher prices, sometimes for years ahead. We also believed that energy demands for fossil fuels would ultimately exceed supply, keeping prices in U.S. dollars elevated.

We kept our investments close to home with a concentration on North American companies with solid balance sheets, access to growth capital, excellent reserves and skilled management. None of that seemed to matter, though. Market participants swung the pendulum rapidly past any equilibrium point, sending securities prices in many energy-related companies down 50% or more on average.

In the first half of the year our investments in technology, by and large, contributed positively to overall performance. Our selection process as value investors was on “old tech,” where the market was overlooking advances in innovation. This was particularly the case in the price to earnings ratios being accorded to Apple, Inc. (7.2% of total net assets at December 31, 2014), Cisco Systems, Inc. (2.6%), Micron Technology, Inc. (2.8%), Microsoft Corp. (1.2%), Samsung (sold in October, 2014), TiVo, Inc. (3.1%), Yahoo!, Inc. (1.7%), and XeroxCorp . (1.8%).

Our secondary objective of finding income producing investments has also been impacted by reducing the attraction of Master Limited Partnerships and certain closed end high yield funds.

Financial markets outside of energy were surprisingly resilient, holding to the belief that economic data would in time indicate that the U.S. recovery would produce stronger corporate earnings gains. Valuations remain predicated on Federal Reserve reassurances that no changes to short term interest rates were on the horizon.

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As a result of the above, calendar year 2014 was not rewarding for the Fund - and the Fund’s negative return, while understandable under the circumstances - is a significant disappointment to us. Selecting individual investments within declining sectors simply did not work.

GLOBAL ECONOMIC BACKDROP AND ITS EFFECT ON PORTFOLIO PERFORMANCE

In 2015 we believe that central banks around the world may try to mirror the U.S. as a way to spur economic growth in their own blocs or countries. At best such attempts might have some short term impact, but in the longer term will probably lead to massive dislocation. Further, the direct and indirect consequences of excess monetary stimulus have historically produced a weakening in the currency markets leading to a spiral of competitive devaluations, sometimes regarded as “currency wars.”

If only a nominal amount of money would be created, interest rates in the short run would fall, investments would increase and incomes would rise. So goes the theory of John Maynard Keynes whose beliefs are currently central to economic policy in the developed world.

But what happens in the case where monetary policy is ineffective? We are experiencing a tepid rise in economic growth in spite of creating over $4.5 trillion in newly minted “money.” Keynes said that one way you could gauge the effect of his theory is to measure whether money would be loaned and spent more rapidly – also referred to as the velocity of money. If the money velocity falls, however, it alone would counteract the increase in the quantity of money created. In that event, he encouraged the government to step in with direct investment, tax cutting, and deficit spending.

He further recommended that government response be a continuous policy of full employment regardless of the state of the budget. So when the reality doesn’t match his theoretical framework it is the fault of consumers who fail to spend and create demand, and banks that fail to lend. Inadequate demand or under-consumption produces greater misery and poverty for some and leads to a widening gap between the “haves” and “have-nots,” perhaps even causing societal unrest. Throughout history major political and social upheavals followed years of general impoverishment through questionable government expenditure on social programs and expensive wars. We believe that boom and busts do not result from the pursuit of Keynes’ policies alone. They also come about when government meddles in the markets.

Creating money and credit encourages government to skew statistical data, and keeping interest rates low for a considerable length of time sometimes encourages businesses to make poor decisions. During this period of maladjusted interest rates, economic resources can be wasted. Look no further than the pursuit of energy independence. The government encouraged low cost borrowings to produce more U.S. energy as a signal to the capital markets that the output products could be sold at sustainably high prices.

Once the rug was pulled out from the pricing mechanism by the Saudis, operational costs rose, capital returns plummeted, jobs were lost and a recession in the oil-patch developed. We believe that the energy sector perhaps may be a precursor of what lies ahead for other sectors of the

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global economy. As we see it we are at an inflection point. The world has created $100 trillion of debt without sufficient growth to generate enough income to pay the interest on the debt or to ever begin to pay it back.

As global growth contracts, those most overly exposed will suffer defaults. This is particularly evident in the developed world where money has been channeled to non-productive assets, welfare programs and consumption. To be productive, the borrowed funds need to fund new businesses, be applied to new technologies, spark innovation and reward initiative.

So while the U.S. looks strong relative to Europe and Japan because it seems able to deal with its $16.3 trillion in debt, it is largely because the U.S. dollar remains the reserve currency of the World. The question that global investors are struggling with is how long the dollar remains strong without causing massive dislocations in exchange rates around the World. The U.S. economy is experiencing several quarters of relative growth but the data is not yet compelling enough to declare a sustainable recovery. For all of 2014 the U.S. GDP grew at an average rate of 2.3%, Europe did not grow at all, and China slowed down its expansion.

Looking at the world through the eyes of geopolitics there are threats that can’t be ignored. Russia is draining its reserves to defend the ruble, which has declined 50% because of sanctions in response to its military excursions in the Ukraine. Global instability in the Mideast has given rise to an Islamic sect that threatens civilization as we know it. Iran, Iraq, Syria, Libya, Egypt and Afghanistan are considered fragile and vulnerable to overthrown governments; insurrection rules the day. The world has seen a widening of the gap of understanding where formally diplomatic solutions could be found before the only alternative is armed conflict. The policy of energy reliance and sufficiency only adds to the risk that something bad is bound to happen, probably where and when it is least expected.

Domestically - after an expenditure of over $4 trillion - economic conditions have only marginally improved. Some investors, savers, those living on a fixed income and the unemployed, were not happy with the result. Bond holders in 2014 also were not happy, neither were investors in emerging nations nor holders of interest sensitive real estate trusts and high yield instruments.

The Fed is no doubt aware that historically, markets tend to anticipate the inflationary impact of a continuation of manipulative interventionist activities. They know that inevitably such actions are bad for financial assets of all types. In spite of that knowledge the experiment continued throughout 2014. Equity markets in the developed world for the most part loved it. Price to earnings ratios expanded in spite of tepid GDP growth. Corporate profits of many companies that make up the S&P 500 expanded while overall revenues only grew modestly.

This risk-on trade has given rise to speculation creating so-called asset bubbles. Relative safety normally accorded to holders of bonds and savers in general has been a secondary priority. With interest rates at historically low levels there is no way for bonds to compete with stocks unless, of course, a powerful deflation develops. The Fed further reasoned that if moderate inflation were to result it could apply the “brakes” in sufficient time. So far, market participants have bought the Fed’s logic and the major equity indices are expected to see substantial continual

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appreciation. With inflation seen as a significant goal of central banks around the world, we felt that hard assets (particularly natural resources and energy) would be logical beneficiaries of that monetary policy. For much of the year, we were right - until OPEC’s actions destabilized the energy markets.

Given that was our position throughout 2014, as stated above, the Fund’s total return based on NAV was -7.43% without load (-12.72% with load) for the year ended December 31, 2014. The S&P 500 Total Return Index during the same period gained 13.69%. The Fund’s return was weighed down by the allocation of approximately 24% of total net assets at December 31, 2014 in the Energy and Other Natural Resources Sectors in addition to maintaining cash balances approximating 6% of Total Net Assets. (Sanchez Production Partners, LLC and Texas Pacific Land Trust, representing 3.7% and 1.2%, respectively, of total net assets at December 31, 2014, are included in both the Energy and Other Natural Resources Sectors percentage mentioned above as well as in the special situation percentage mentioned in the last paragraph of the Principal Areas and Central Themes section of this letter.) The effects of a decline in the energy sector can be seen in the S&P North American Natural Resources Sector Index Total Return which returned -9.77% in the same period. Certain of our other holdings, particularly those in the technology space, most notably Apple, Inc. (7.2% of Total Net Assets at year end), OmniVision Technologies, Inc. (sold in December, 2014) and Micron Technology, Inc. (2.8%) performed well.

For the year, the Fund’s investment income was $242,560 from dividends and interest. Net realized gain from investments, options written and foreign currency transactions was $75,254. Dividends, interest, and option call writing contributed to accomplishing our secondary objective of generating an income return. The purpose of using these sorts of instruments from time to time is generally to partially hedge risk on some of the Fund’s investments, or to take a directional position on some stocks or ETFs that we perceive to be under-valued or over-valued. The effect on the Fund’s performance of these strategies will be determined over time.

As we stated in our 2014 semi-annual report, our central focus in 2015 will again be on the Federal Reserve’s planned monetary actions, and whether the newly-elected Congress can work with the President’s policies. In short, are they willing to compromise? Until we can answer the question of whether government can function without going back on its promise of a better future for its citizens, we will remain cautious and defensive. At this writing, we don’t get the feeling that Congress, the President, or the Federal Reserve are really serious about dealing with failed financial policies and fiscal imbalances that caused markets to collapse in the recent past. Dodd-Frank legislation and the Volcker Rule may not be implemented in 2015; provisions in the Affordable Care Act seem unworkable and need refinement; and a balanced budget is just a bookkeeping illusion. It seems that no one has the courage to deal with harsh realities and consequences. The failure in leadership at a time of crises is discouraging.

In spite of these macro issues, using traditional analysis tools and applying the theory inherent in value style investing, we have been able to uncover a number of investment candidates. Some of these have worked out sooner than expected, while in some instances it is too soon to gauge whether our patience will be rewarded. As we have stated before, value investors, as a class, share one thing in common: the quest to buy something that others will pay more for in the

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future. A deep-value investor senses a bargain purchase even if the merchandise is, in the eyes of the market, flawed. Sometimes those assets prove to be remarkable finds over the long-term. However, in other instances, the investment is cheap for a reason. For activists, unlocking value for stockholders has become a means to produce positive returns in excess of the market returns.

We remain committed to finding unique securities in which to invest using “value” style principles and to deriving some income to reward our patience. We believe our activist efforts are a distinguishing characteristic for value enhancement.

ISSUES AND CHALLENGES

Despite the phenomenal performance of the broader market equity indices, we, as well as a number of other value investors, found 2014 to be a somewhat frustrating year. It is always a pleasure to see the market perform, and to make money for investors - that goes without saying. It can be worrisome, though, when a number of the poster-children of the 2014 rally in equities can be mostly attributed to the actions of the Fed. Value-oriented investors believe in fundamental analysis, not government driven policies that warp valuations.

We believe that in 2015 the interventionists will continue to condition market participants to accept the status quo i.e. low short term interest rates and Fed accommodation well into 2015. In such an environment the equity markets expect that the risks have been taken out of allocating the majority of most portfolios to already-expensive equities. Our challenge is to find companies and businesses that, in this environment, are inexpensive on an absolute basis. That goal, however, can be difficult when so few stocks or sectors can be characterized as “cheap.” The increase in market volatility in recent months may be the first sign that other market participants are also recognizing that there are pockets of over valuation. Our hope is that the same volatility can bring prices down in certain sectors to levels where we can feel comfortable investing.

In spite of these and other macro issues, we continue to use traditional analysis tools and adhere to the theory inherent in value style investing to uncover a number of unusual investment candidates. We have classified many of these as special situations which in some ways may be neutral to overall market behavior.

TRENDS AND DIRECTION

We have now entered a dangerous period with an unknown impact of rising rates. We have also been cognizant that interest rate sensitive stocks would also be vulnerable and have tried to keep these to a minimum. If interest rates rise, companies with a lot of debt may find it more difficult to grow. Additionally, their distributed cash may be less, which could make their share prices vulnerable.

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Another offshoot of higher rates could be an overvalued US dollar and a smack-down in commodities, real estate, preferred stocks, and other interest rate sensitive issues. We hope that the Fund’s diversified portfolio with non-correlated assets, such as gold, along with certain equities can perform relatively well in a world in turmoil. We believe our primary focus on value and deep-value oriented issues could provide the necessary balance to maintain the portfolio in our attempt to neutralize the effect of rising rates.

2015 OUTLOOK AND STRATEGY

At the end of 2013 and throughout much of 2014, analysts were predicting a continuation of market momentum with rising equity prices based essentially on the following beliefs:

●	A change in leadership at the Fed from Ben Bernanke to Janet Yellen would have minimal impact on Fed policy.

●	Reduction of Fed asset purchases would not have unintended consequences particularly in the housing market.

●	Normal domestic economic growth would be sustainable.

●	There would be a consumer led demand cycle accompanied by a decrease in unemployment.

●	Equity markets would anticipate better times ahead, and price to earnings multiples would expand.

●	The “wealth effect” would encourage consumer spending.

●	Industry would get more confident and invest in plant and equipment once they could forecast demand with more certainty.

●	Global expansion with rising world trade, improved capital availability and functioning credit markets would sustain a worldwide boom.

●	The dollar would remain strong.

●	The U.S. would continue on its path to energy independence.

●	With the implementation of the Affordable Care Act, health care costs will come under better control.

As we enter 2015 we find ourselves questioning the consensus views mentioned above. Yes, the domestic economy seems somewhat improved, but these are not quite boom times.

In our opinion, the risks of any errant policy coming out of Washington, Europe, the Middle East or Asia could change investor perception and deal a blow to investor and/or consumer and business confidence at any time. With the emergence of ISIS in the Middle East, terrorism becomes a wild card. Saudi Arabia breaking with OPEC has huge implications and threatens the survival of over extended oil export countries. Currency devaluations result from instability and healthcare costs escalate as the quality of care deteriorates. There is now sufficient evidence that indicates the Fed’s interest rate machinations have done little to instill enough confidence for the economy to grow at other than an anemic pace. They say quantitative easing measures have been accompanied by quiescent inflation and there is improvement in housing and employment. Because interest rates in general were at historic lows the stock market became the place to be by

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default. Economists believe that rising asset values, the so-called “Wealth Effect,” lead to spending. In reality, the citizen’s cost of living is increasing faster than wages, leaving little for discretionary spending. Only the recently reduced price of gasoline gives a boost to consumers having more to spend.

So far the rise in spending has not been impressive as consumers continue to deleverage. In support of our skepticism were government statistics indicating to us that there were no measurable, tangible, sustainable benefits from prior quantitative easing experiments. Creating over $4 trillion in liquidity should have created a healthier economic rebound. Instead, nearly five years after the financial collapse, economists now anticipate an improvement in GDP growth to perhaps 3% for 2015. Nearly all of this depends on global growth of at least 4%, including in emerging nations like Chinawh ere growth is currently slowing down.

With the uncertainty brought about by the European recession and a slowdown in the Chinese economy, we see a real possibility that these growth rates do not materialize. We are therefore positioning the portfolio for a period of stagflation in early 2015 which, if left unattended, could result in recession by early 2016.

We believe that the eventual unwinding of massive public debts will impact virtually every American because taxes at the local level will rise along with interest rates. When government curtails spending, unemployment (already a problem, both politically and economically) will rise, leading to cuts in entitlements, and rising interest rates. Access to credit will be limited and will be based on the credit worthiness of the borrower rather than be set by Federal Reserve meddling. Simply put, this is not exactly the environment that should have rewarded investors in 2013, or 2014, and we don’t see it doing so in 2015.

As we stated in our semi-annual report, during the first half of 2014 we allocated capital to companies which we believed were selling at price to earnings multiples less than their historic growth rates or returns on invested assets, and/or at discounts to their asset values. We have also pursued some special situations where we believed longer term assets were mispriced.

The Fund’s investment strategy for 2015 is predicated on the belief that the unwinding of excessive debt worldwide should create economic dislocations that will in turn produce extraordinary future opportunities for patient investors. Similarly, we observed that other opportunities were being created by disruptions in various sectors of the economy. In particular, technological changes seem to be more significant and more frequent. Legislative and regulatory enactments have the effect of punishing those who have not planned, and rewarding those who have positioned their businesses to benefit.

At the beginning of 2014, we began a process of trying to identify the winners and potential losers based on emerging trends. While not much had changed in a macro sense to instill confidence in us that government will get it right, there are some common sense realities that even the most naive politicians can’t deny forever. The private sector has committed capital and manpower in the U.S. to make the country less dependent on foreign sources. Our energy MLPs are developing domestic oil and gas by using new techniques to maximize production. Solar power looks like it will become a cheaper way of producing energy because of technological

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advances. Large tech firms continue to make the world more interconnected through advances in communications. Additionally, certain parts of the financial sector have a chance of doing reasonably well, so we intend to continue investing in specialty finance companies which provide capital where conventional banks cannot. We also intend to focus on dividend paying closed-end funds, real estate investment trusts, and some Master Limited Partnerships that could gain as a result of the low interest rate environment. In an attempt to offset risk and obtain premium income, we have been selling call options on some of the Fund’s positions. For value investors, this is a way to gain some market neutrality, partially offset risk in our overall portfolio, and increase investment cashflow at the same time.

Also, on the positive side, we made decent returns from the buyout of Volcano Corp. (3.4% of Total Net Assets at December 31, 2014), a medical equipment supplier which is to be purchased by Royal Phillips. Unfortunately, given investors’ mad scramble for yield, securities that are normally attractive thematic holdings for the Fund have, in some instances, been bid up by the overall market past the point where we think we can make meaningful returns. We will continue to use a tactical allocation approach toward these areas on a case by case basis, but prefer to be patient and collect securities which to us appear to be inexpensive for other reasons.

Commodity prices by their very nature are volatile. In the precious metals space, price movements are often emotionally driven. This is particularly true in the gold markets. We own securities tied to gold because of the discipline gold has when measured against fiat currencies created by central bankers out of thin air. If confidence in paper currencies issued in countries without adequate reserves begins to wane, our precious metal investments may perform well in time. We view the recent price decline in these issues as a long term buying opportunity.

PRINCIPAL AREAS AND CENTRAL THEMES

The Fund’s strategic allocation remains focused on diversified balanced equities in five principal areas:

●	Science, Technology and Engineering Innovation

●	Companies that can compete effectively with pricing flexibility and which benefit during a period of slow growth

●	Resource rich companies

●	Special-situation investments where there is a catalyst that can unlock value

●	Companies with a yield component from dividends and possible improved returns from an active option writing strategy

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In 2015 we will place our main attention on the following:

●	Companies that have good businesses that are valued at reasonable prices

●	Companies with abundant cash flows that have the ability to reinvest their cash in a way to improve profitability

●	Businesses that are managed for returns on capital to reward shareowners with a share of these returns by paying dividends or conducting effective ways to improve share price performance

●	Companies whose boards are shareholder friendly and actually focus on better governance practices

Historically, certain areas have done well when currencies are being debased – precious metals, bullion backed trusts and baskets of commodities. In the year ahead, we intend to build on these themes, particularly in international businesses whose stocks are depressed. We expect that natural resource assets will remain a focused concentration as well as technologically-based manufacturing businesses and those involved in information technology and communications. We also believe that there are profitable opportunities in companies in the following areas: specialty finance, depressed alternative energy, infrastructure development and healthcare.

While our primary purpose remains long-term capital appreciation, income has become an increasingly important secondary objective.

The ultra-safe world of holding on to so-called “risk free” government bonds may be over. For this reason, we believe that portfolios should be constructed in an attempt to preserve capital and maintain purchasing power, particularly if the odds favor an increase in inflation. In the coming months we also expect that the domestic and international issues and challenges will be brought into greater focus. Health care, energy and taxes are expected to get widespread attention. We expect markets will be quite volatile, producing opportunities for profit mainly in equities.

We intend to strike a balance, focusing on issues that are clear beneficiaries if material change takes place in government policies.

In 2015, we expect to maintain our investments in energy related companies, largely in North America, because we feel their valuations are compelling (at discounts to the book values of their reserves) while at the same time they offer high yields.

We also believe that modern technology companies are the future growth engines of the economy. The Fund continues to devote approximately 35% of its total net assets to companies engaged in computers, the internet, semiconductors, software, infrastructure, and telecommunications at home and abroad. (Rainmaker Systems, Inc., representing 0.6% of total net assets at December 31, 2014, is included in both the technology percentage mentioned above as well as in the special situation percentage mentioned in the last paragraph of this section.)

We believe that on a technological level, man will become more productive, learning to do more with less. If government, which believes that you need to do less with more, could only get the

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same message, we might get somewhere. In spite of the promises of every recent past president, growth in government has outpaced the growth in the productive sector.

All government debt, when issued, is never intended to be repaid in equal value, but rather only in nominal terms over the life of the bonds. We believe there should be some protection against the possibility of renewed inflation. As such, we remain convinced that there is significant value in mining and minerals as well as precious metals, hence the Fund remains committed to this sector in spite of it being currently out of favor.

Finally, there are a number of small companies or issues that are not as well known in the portfolio that appear to us to be undervalued. The Fund has sizable positions in some of these companies, with an expectation that their future performance will be reflected in their securities prices. These special situation issues in the aggregate represented about 20% of the Fund’s total net asset value at December 31, 2014, but could contribute meaningfully to the Fund’s performance if their value, as we perceive it, develops for investors.

ADVOCACY AND ACTIVISM

As stated in the past, we are satisfied in the majority of our investments to be advocates and supportive outside minority holders of company securities where we feel managements and boards of directors are conscious of their duties to serve the needs of all investors. As value managers, we sometimes purchase securities that have fallen out of favor or are in a so-called turn-around mode. In such situations, sometimes - but not always - the interests of the outside minority investors can get lost in the shuffle. We therefore tend to direct our advocacy and activism efforts to issuers who, in our opinion, may need extra support and guidance from their shareholders, or may require a strong reminder that they have a duty to their outside investors. In 2014, we had a number of activist efforts.

You may recall that we have been extremely vocal about the need for change at one of our largest holdings, Constellation Energy Partners LLC (now called Sanchez Production Partners, LLC - 3.7% of total net assets at December 31, 2014). Specifically, over the past few years we met with the board and management requesting that the company return to the traditional MLP model of income distribution to investors. (The company had suspended paying distributions to investors since 2009). We saw a breakthrough in 2013 when, despite the influence of the company’s largest investor (Postrock Energy), the board heeded our suggestion and forged a new relationship with Sanchez Oil and Gas. The market initially responded favorably to this development, but Postrock Energy wound up litigating in Delaware because the arrangement with Sanchez Oil and Gas diminished Postrock’s influence and control. Long story short, it took most of 2014 to settle the litigation and for Postrock to liquidate its 28% stake in the company. The mid-year settlement with Postrock was a relief to investors as it cleared the way for a conversion of the company into a cash flow producing MLP upon shareholder approval of conversion of the company from an LLC to an LP. However, a funny thing happened on the way to the forum. Oil and natural gas prices disintegrated in the latter half of the year before the vote could occur to change the company’s format, and the combination of these effects drove the stock price down from a 5-year high in August of $4.23 per share to $1.40 per share at December

12

31, 2014. Candidly, this was one of the most frustrating situations in our investing career in that a long-fought activism triumph quickly evaporated before any champagne could be uncorked. Having said that, we are hopeful that 2015 will produce a better outcome as the vote to change to an LP has finally been scheduled for early March 2015 and we anticipate that energy prices will recover over time. Assuming both of those developments occur, Sanchez Production Partners, LLC should go back into the win column.

Additionally, the Fund held a position in the stock of IT outsourcing firm Rainmaker Systems, Inc. (0.6% of total net assets at December 31, 2014), which we also perceived as a company in need of change to unlock value. During 2014, the company replaced its management team and shut down its software services operations in order to focus on its outsourced learning management business. We expect that these changes will result in a leaner, more profitable effort going forward, and that Rainmaker will continue to book new high-quality clients. The Fund sold its equity position in Rainmaker Systems, Inc. to take a tax loss, having replaced the position with an investment in a convertible note with warrant coverage approximately equal to the number of shares previously held. We expect this will put us in a better position in the capital structure and provide us with the potential for capital appreciation. As a final note, subsequent to year end, Rainmaker Systems, Inc. settled its unsecured payable with Symantec Corp. which should markedly improve the working capital of Rainmaker Systems, Inc.

Last year we communicated several times with management and the board of SkyPeople Fruit Juice, Inc. (1.2% of total net assets at December 31, 2014), in an attempt to have them focus on the interests of the minority shareholders. Specifically, with the stock trading at less than cash per share, and at a low single digit multiple of earnings, the company’s market price doesn’t seem to properly reflect the valuation of the company even remotely. We’ve insisted that the company take steps to improve corporate governance and communication, and requested that they ask the institutional investors to nominate an independent board member to represent minority shareholders’ interests. We expect that this will remain a work in process for 2015.

From time to time we communicate with companies from the perspective of a fair umpire to declare a governance practice as a foul ball. For example, the Fund has an investment in specialty-finance business development company Fifth Street Senior Floating Rate Corp. (“FSFR” – 1.5% of total net assets at December 31, 2014). Companies like this can be attractive investments because of their ability to pay high dividend yields to investors and also for their potential to increase in value over time. The floating rate feature of FSFR’s loan portfolio also looks attractive to us as we suspect that rates will ultimately rise from current levels at some point. However, while the net asset value per share was reported by the company to be $15.13 as of June 30, 2014, FSFR performed a dilutive offering at $12.91 per share, reducing book value per share for all of the pre-existing shareholders. Needless to say this did not sit well with us and we arranged to speak at length with the company’s management team and chairman. While the dilutive impact from the financing is done, at the very least the company has subsequently made representations that it does not intend to pursue financings under book value in the future.

It wasn’t all sour grapes last year, though. Our 2014 activism ended on a high note with one of our health-care investments. While we were hardly the largest shareholder of cardio-vascular equipment maker Volcano Corp. (3.4% of total net assets at December 31, 2014), we wrote

13

repeatedly to its board outlining the merits of pursuing a sale of the company (and their fiduciary obligation to do so given the company’s deteriorating market share). These sentiments were echoed by other, larger, activist investors and, lo and behold (to the company’s credit), in December 2014 Volcano Corp. announced that it had found a suitor in Dutch electronics firm Royal Philips.

We expect that 2015 will also be a year with advocacy and activism matters to discuss, and we look forward to telling you about them in upcoming reports.

We remain convinced that the purposes we had when we created this type of fund are fundamentally sound and look forward to demonstrating for you the effectiveness of redefining value investing.

We wish to thank you for your continued ownership and participation. We hope to reward your patience with performance as the years go on.

Sincerely,

Frank J. Abella, Jr.	Frank (“Jay”) Abella, III	Gregg Abella

The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 12/31/2014.

2101-NLD-2/13/2015

14

Investment Partners Opportunities Fund

PORTFOLIO REVIEW

December 31, 2014 (Unaudited)

The Fund’s performance figures* for the periods ended December 31, 2014, compared to its benchmark:

			Cumulative	Annualized
	One Year	Three Year	Since Inception **	Since Inception **
Investment Partners Opportunities Fund - Class A	(7.43)%	1.00%	2.25%	0.45%
Investment Partners Opportunities Fund - Class A with load	(12.72)%	(0.99)%	(3.63)%	(0.74)%
S&P North American Natural Resources Sector Index Total Return ***	(9.77)%	2.42%	19.23%	3.61%
S&P 500 Total Return Index ****	13.69%	20.41%	101.22%	15.14%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses were 4.56% (before waiver) as per the April 30, 2014 prospectus. The Fund imposed a maximum sales charge of 5.75% on sales of Class A shares and a maximum deffered sales charge of 1.00% on class A shares redeemed within 1 year of purchase, if such purchase was for $1 million or more. For performance information current to the most recent month-end, please call 1-866-390-0440.

**	Inception date is January 15, 2010.

***	The The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Portfolio Composition as of December 31, 2014

Holdings by Investment Type/Industry	% of Net Assets
Oil & Gas	13.8%
Equity Funds	12.1%
Computers	11.1%
Debt Funds	6.5%
Biotechnology	5.9%
Investment Firms	5.0%
Semiconductors	4.9%
Internet	4.8%
Commodity Funds	3.4%
Healthcare-Products	3.4%
Other *	25.2%
Other Assets & Liabilities	3.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

*	Other represents weightings of 3.3% or less in the following industries: Beverages, Bonds & Notes, Chemicals, Distribution/Wholesale, Diversified Financial Services, Energy-Alternate Sources, Home Furnishings, Mining, Miscellaneous Manufacturing, Office/Business Equipment, Pharmaceuticals, Purchased Call Options, Purchased Put Options, Real Estate Investment Trusts, Software, Telecommunications and Warrants.

15

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value

	COMMON STOCKS - 73.3%
	BEVERAGES - 1.2%
94,494	SkyPeople Fruit Juice, Inc. *	$91,711

	BIOTECHNOLOGY - 5.9%
79,100	Cadus Corp. *	113,904
68,000	PharmAthene, Inc. *	123,080
152,100	Special Diversified Opportunities, Inc. *	174,915
23,309	Venaxis, Inc. *	41,257
		453,156
	CHEMICALS - 0.9%
800	BASF, SE - ADR	66,712

	COMPUTERS - 11.1%
5,000	Apple, Inc. +	551,900
4,700	BlackBerry Ltd. *	51,606
1,500	International Business Machines, Corp.	240,660
		844,166
	DISTRIBUTION/WHOLESALE - 1.5%
16,500	MFC Industrial, Ltd.	116,820

	DIVERSIFIED FINANCIAL SERVICES - 2.3%
1,253,000	Aberdeen International, Inc. *	172,914

	ENERGY-ALTERNATE SOURCES - 1.6%
45,000	Capstone Infrastructure Corp.	122,972

	HEALTHCARE-PRODUCTS - 3.4%
14,500	Volcano Corp. *	259,260

	HOME FURNISHINGS - 3.1%
20,020	TiVo, Inc. *	237,037

	INTERNET - 4.8%
2,000	eBay, Inc. *	112,240
5,000	Symantec Corp.	128,275
2,500	Yahoo!, Inc. *+	126,275
		366,790
	INVESTMENT FIRMS - 5.0%
5,000	Alcentra Capital Corp.	62,500
11,000	Fifth Street Senior Floating Rate Corp.	112,420
25,000	Prospect Capital Corp.	206,500
		381,420
	MINING - 2.2%
6,500	Silver Wheaton Corp.	132,145
8,000	Yamana Gold, Inc.	32,160
		164,305
	MISCELLANEOUS MANUFACTURING - 1.1%
750	Siemens AG - ADR	84,000

	OFFICE/BUSINESS EQUIPMENT - 1.8%
10,000	Xerox Corp. +	138,600

	OIL & GAS - 13.8%
7,000	Memorial Production Partners LP - MLP	102,130
1,500	Occidental Petroleum Corp.	120,915

See accompanying notes to financial statements.

16

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Shares		Value
	OIL & GAS - 13.8% (Continued)
60,000	Pengrowth Energy Corp.	$186,600
6,500	Sanchez Energy Corp. *	60,385
200,000	Sanchez Production Partners, LLC - MLP *	280,000
4,000	Suncor Energy, Inc.	127,120
26,000	Surge Energy, Inc.	82,639
800	Texas Pacific Land Trust	94,400
		1,054,189

	PHARMACEUTICALS - 2.2%
600	Bayer AG - ADR	82,104
15,000	Knight Therapeutics, Inc. *	88,050
		170,154
	REAL ESTATE INVESTMENT TRUST - 1.4%
4,600	Government Properties Income Trust	105,846

	SEMICONDUCTORS - 4.9%
20,000	Advanced Micro Devices, Inc. *	53,400
6,000	Micron Technology, Inc. *+	210,060
1,500	QUALCOMM, Inc.+	111,495
		374,955
	SOFTWARE - 2.5%
2,790,000	DIAGNOS, Inc. *	100,998
2,000	Microsoft Corp.+	92,900
		193,898
	TELECOMMUNICATIONS - 2.6%
7,000	Cisco Systems, Inc. +	194,705

	TOTAL COMMON STOCKS (Cost - $5,630,545)	5,593,610

	WARRANTS - 0.0% ~
200,000	Rainmaker Systems, Inc. *(a)	—
1,395,000	DIAGNOS, Inc. *	—

	TOTAL WARRANTS (Cost - $0)	—

	CLOSED-END FUNDS - 14.6%
	COMMODITY FUNDS - 3.4%
3,000	Central Fund of Canada Ltd. - Cl. A	34,740
33,500	Faircourt Gold Income Corp.	96,359
5,000	Nuveen Diversified Commodity Fund	64,100
7,000	Sprott Physical Gold Trust *	68,390
		263,589
	DEBT FUNDS - 6.5%
10,000	Aberdeen Global Income Fund, Inc.	96,100
11,061	Cohen & Steers Infrastructure Fund, Inc.	251,306
12,000	First Asset Diversified Convertible Debenture Fund	147,487
		494,893
	EQUITY FUNDS - 4.7%
43,892	BlackRock Enhanced Equity Dividend Trust	356,403

	TOTAL CLOSED-END FUNDS (Cost - $1,122,629)	1,114,885

	EXCHANGE TRADED FUNDS - 7.4%
	EQUITY FUNDS - 7.4%
500	SPDR S&P 500 ETF Trust+	102,750
3,450	iShares MSCI South Korea Capped ETF	190,785

See accompanying notes to financial statements.

17

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Shares				Value
	EQUITY FUNDS - 7.4% (Continued)
13,000	ProShares Short Russell 2000 *			$200,850
3,000	ProShares Short S&P 500 *			65,340
	TOTAL EXCHANGE TRADED FUNDS (Cost - $611,479)			559,725

Principal Amount
($)		Coupon Rate (%)	Maturity
	BONDS & NOTES - 0.6%
50,000	Rainmaker Systems, Inc. Convertible Note (a)	8.000	7/15/2019	47,500
25,000	Rainmaker Systems, Inc. Promissory Note^ (a)	8.000	7/15/2019	—
	BONDS & NOTES (Cost $50,000)			47,500

Contracts
	PURCHASED OPTIONS * - 0.2%
	PURCHASED CALL OPTIONS *** - 0.1%
75	PowerShares DB US Dollar Index Fund, March 2015, Call @ 23			7,650
100	Tivo, Inc., January 2015, Call @ 12			2,200
				9,850
	PURCHASED PUT OPTIONS ** - 0.1%
8	Amazon, Inc., January 2015 Put 312.50			6,040
5	Facebook, Inc., April 2015, Put @ 80			3,090
2	LinkedIn Corp., January 2015, Put @ 170			16
				9,146

	TOTAL PURCHASED OPTIONS (Cost - $19,734)			18,996

	TOTAL INVESTMENTS - 96.1% (Cost - $7,473,020) (b)			$7,334,716
	OTHER ASSETS AND LIABILITIES - NET - 3.9%			296,881
	TOTAL NET ASSETS - 100.0%			$7,631,597

*	Non-Income producing security.

+	All or part of these securities were held as collateral for written call options as of December 31, 2014.

MLP - Master Limited Partnership

~	Represents less than 0.05%

^	Promisory Note holds no cost or value and interest will be paid only if certain requirements are met under the settlement agreement. Interest, if applicable, will be paid at maturity.

(a)	Restricted securities. The aggregate value of such securities is 0.6% of net assets and they have been fair valued under procedures established by the Fund’s Board of Trustees.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including call options written, is $7,730,821 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$955,140
Unrealized depreciation	(1,397,845)
Net unrealized depreciation	$(442,705)

See accompanying notes to financial statements.

18

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Contracts ***		Value
	CALL OPTIONS WRITTEN *
25	Apple, Inc., April 2015, Call @ 115	$12,150
25	Apple, Inc., April 2015, Call @ 135	2,250
50	Cisco Systems, Inc., January 2015, Call @ 25	14,300
20	Cisco Systems, Inc., April 2015, Call @ 26	4,340
20	Micron Tecnology, Inc., January 2015, Call @ 35.5	2,440
20	Microsoft Corp., January 2015, Call @ 50	120
10	QUALCOMM, Inc., January 2015, Call @ 72.50	2,490
5	SPDR S&P 500 ETF Trust, June 2015, Call @ 210	3,360
50	Xerox Corp., January 2015, Call @ 14	1,100
25	Yahoo!, Inc., January 2015, Call @ 50	4,050
	TOTAL CALL OPTIONS WRITTEN - (Premiums received - $23,828) (a)	$46,600

**	Each put option contract allows the holder of the option to sell 100 shares of the underlying security.

***	Each call option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

19

Investment Partners Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

ASSETS
Investment securities:
At cost	$7,473,020
At value	$7,334,716
Cash	467,906
Receivable for securities sold	5,654
Dividends and interest receivable	22,350
Prepaid expenses	2,925
TOTAL ASSETS	7,833,551

LIABILITIES
Option contracts written (Premiums received $23,828)	46,600
Payable for investments purchased	117,919
Fund shares repurchased	15
Investment advisory fees payable	305
Distribution (12b-1) fees payable	2,450
Fees payable to other affiliates	9,092
Accrued expenses and other liabilities	25,573
TOTAL LIABILITIES	201,954
NET ASSETS	$7,631,597

Net Assets Consist Of:
Paid in capital	$8,106,109
Accumulated net investment loss	(240,623)
Accumulated net realized loss from investments, options written and foreign currency transactions	(73,288)
Net unrealized depreciation on investments, options written, and foreign currency translations	(160,601)
NET ASSETS	$7,631,597

Net Asset Value Per Share:
Class A Shares:
Net Assets	$7,631,597
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	815,138
Net asset value (Net Assets divided by Shares Outstanding) and redemption price per share	$9.36

Maximum offering price per share (maximum sales charges of 5.75%) (a)	$9.93

(a)	On investments of $1 million or more, the maximum sales charge will not apply. Instead the investment may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 12 months.

See accompanying notes to financial statements.

20

Investment Partners Opportunities Fund
STATEMENT OF OPERATIONS
Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (Net of $8,096 foreign taxes withheld)	$239,503
Interest	3,057
TOTAL INVESTMENT INCOME	242,560

EXPENSES
Investment advisory fees	130,932
Administrative services fees	37,993
Distribution (12b-1) fees	30,551
Accounting services fees	27,413
Transfer agent fees	27,160
Registration fees	17,514
Audit fees	16,168
Legal fees	15,361
Compliance officer fees	15,261
Printing and postage expenses	13,684
Trustees’ fees and expenses	11,121
Custodian fees	5,075
Non 12b-1 shareholder services fees	2,917
Insurance expense	365
Other expenses	1,348
TOTAL EXPENSES	352,863
Fees waived by the Advisor	(112,999)
NET EXPENSES	239,864

NET INVESTMENT INCOME	2,696

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	76,676
Options written	(1,064)
Foreign currency	(358)
Net realized gain from investments, options written and foreign currency transactions	75,254

Net change in unrealized appreciation/(depreciation) from:
Investments	(701,779)
Options written	10,705
Foreign currency translations	477
Net change in unrealized depreciation from investments, options written and foreign currency translations	(690,597)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS	(615,343)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(612,647)

See accompanying notes to financial statements.

21

Investment Partners Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
OPERATIONS
Net investment income (loss)	$2,696	$(83,756)
Net realized gain/(loss) from investments, options written and foreign currency transactions	75,254	(33,548)
Distributions of realized gains from underlying investment companies	—	6,101
Net change in unrealized appreciation/(depreciation) on investments, options written and foreign currency translations	(690,597)	1,222,900
Net Increase (Decrease) in Net Assets Resulting From Operations	(612,647)	1,111,697

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(74,192)	—
From net realized gains	(15,602)	—
Net decrease in net assets from distributions to shareholders	(89,794)	—

BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	10,307	42,400
Net asset value of shares issued in reinvestment of distributions to shareholders	37,821	—
Payments for shares redeemed	(262,855)	(762,263)
Net decrease in net assets from shares of beneficial interest	(214,727)	(719,863)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(917,168)	391,834

NET ASSETS
Beginning of Year	8,548,765	8,156,931
End of Year*	$7,631,597	$8,548,765
* Includes accumulated net investment loss of:	$(240,623)	$(164,954)

SHARE ACTIVITY
Class A Shares:
Shares Sold	1,013	4,487
Shares Reinvested	4,019	—
Shares Redeemed	(25,414)	(79,388)
Net decrease in shares of beneficial interest outstanding	(20,382)	(74,901)

See accompanying notes to financial statements.

22

Investment Partners Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010 (1)

Net Asset Value, Beginning of Period	$10.23	$8.96	$9.29	$10.78	$10.00
Income (loss) from investment operations:
Net investment income/(loss) (2)	0.00 (8)	(0.10)	(0.07)	(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments	(0.76)	1.37	(0.16)	(1.00)	1.19
Total from investment operations	(0.76)	1.27	(0.23)	(1.10)	1.05

Less distributions from:
Net investment income	(0.09)	—	(0.03)	—	—
Net realized gains	(0.02)	—	(0.07)	(0.39)	(0.27)
Total from distributions	(0.11)	—	(0.10)	(0.39)	(0.27)

Net Asset Value, End of Period	$9.36	$10.23	$8.96	$9.29	$10.78

Total return (3)	(7.43)%	14.17%	(2.53)%	10.19%	10.52	% (4)

Ratios/Supplemental Data
Net assets, end of period (000s)	$7,632	$8,549	$8,157	$8,573	$9,796
Ratio of gross expenses to average net assets (5)	4.05%	4.03%	3.85%	3.64%	4.09	% (6)
Ratio of net expenses to average net assets (5)	2.75%	2.75%	2.75%	2.75%	2.75	% (6)
Ratio of net investment income (loss) to average net assets (5,7)	0.03%	(1.01)%	(0.74)%	(0.91)%	(1.39	)% (6)
Portfolio Turnover Rate	76%	67%	88%	146%	124	% (4)

(1)	The Investment Partners Opportunities Fund commenced operations on January 15, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(4)	Not annualized.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

(8)	Represents less than $0.005 per share

See accompanying notes to financial statements.

23

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1.	ORGANIZATION

The Investment Partners Opportunities Fund (the “Fund”) is a separate non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective.

The Fund currently offers Class A shares only. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

24

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities, are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

25

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2014 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$5,593,610	$—	$—	$5,593,610
Closed - End Funds	1,114,885	—	—	1,114,885
Exchange Traded Funds	559,725	—	—	559,725
Bonds & Notes	—	—	47,500	47,500
Purchased Options	18,996	—	—	18,996
Total	$7,287,216	$—	$47,500	$7,334,716

Liabilities *	Level 1	Level 2	Level 3	Total
Options Written	$46,600	$—	$—	$46,600
Total	$46,600	$—	$—	$46,600

There were no transfers between Level 1 and Level 2. It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period. The Fund did not hold any Level 2 securities during the year.

*	Refer to the Portfolio of Investments for industry classifications.

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

	Bonds & Notes	Total
Beginning Balance 12/31/13 *	$—	$—
Total realized gain (loss)	—	—
Appreciation (Depreciation)	(2,500)	(2,500)
Cost of Purchases	50,000	50,000
Proceeds from Short Sales	—	—
Accrued Interest	—	—
Net transfers in/out of level 3	—	—
Ending Balance 12/31/14	$47,500	$47,500

The significant unobservable inputs used in the fair value measurement of the reporting entity’s Level 3 convertible note are (1) review of security and collateral underlying the note (2) review of the investment’s PIK interest payments to verify they continue to be recorded on issuer’s books correctly (3) review of any additional debt being taken on by the issuer (4) issuer’s settlement discussions with unsecured creditors to potentially reduce issuer’s overall indebtedness. (5) review of competitors’ valuation characteristics in the issuer’s industry. Significant changes in any of those inputs in could result in a significantly lower or higher fair value measurement.

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to level 3 investments still held at December 31, 2014 was $(2,500).

26

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2011-2013) or expected to be taken for the Fund’s 2014 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

27

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $6,205,703 and $6,107,936, respectively.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The Fund may write (sell) covered call options and purchase call and put options.

When the Fund writes an option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Written and purchased options are non-income producing securities. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The net change in unrealized appreciation/(depreciation) on options written was $10,705 as of the year end and is included in the line marked “Net change in unrealized appreciation/(depreciation) from Options written” on the Statement of Operations. The net change in unrealized appreciation/(depreciation) on options purchased was $18,389 as of the year end and is included in the line marked “Net change in unrealized appreciation/(depreciation) from investments” on the Statement of Operations.

For the year ended December 31, 2014, the Fund had net loss on options written in the amount of ($1,064), which is included in net realized gain from options written in the Statement of Operations. For the year ended December 31, 2014, the Fund had a net loss on options purchased in the amount of $25,851, which is included in net realized gain from investments in the Statement of Operations. The derivative instruments outstanding as of December 31, 2014 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume activity for the Fund.

The derivative instruments outstanding as of December 31, 2014 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume activity for the Fund.

Option Contracts Written

The number of option contracts written and the premiums received by the Fund during the year ended December 31, 2014, were as follows:

Written Call Options

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	206	$29,562
Options written	938	128,105
Options exercised	(463)	(60,271)
Options expired	(294)	(24,702)
Options closed	(137)	(48,866)
Options outstanding, end of year	250	$23,828

28

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2014.

			Gross Amounts of Assets Presented in
Liabilities:			the Statement of Assets & Liabilities

	Gross Amounts of		Financial
	Recognized		Instruments		Cash Collateral	Net Amount of
Description	Liabilities		Pledged		Pledged	Assets
Options Written Contracts	$46,600	(1)	$46,600	(2)	$—	$—
Total	$46,600		$46,600		$—	$—

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Investment Partners Asset Management, Inc. serves as the Fund’s investment advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets. During the year ended December 31, 2014, the advisor earned $130,932 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2015, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)), do not exceed 2.75% per annum of the Fund’s average daily net assets for Class A shares. During the year ended December 31, 2014, the Advisor waived fees of $112,999.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses attributable to Class A shares are subsequently less than 2.75% of average daily net assets, the Advisor shall be entitled to be reimbursed by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 2.75% of average daily net assets for Class A. If Fund operating expenses attributable to Class A shares subsequently exceed 2.75% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). These deferrals and reimbursements will expire as follows:

29

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

December 31, 2015	$94,9887
December 31, 2016	$107,499
December 31, 2017	$112,999

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.35% of its average daily net assets for Class A shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. During the year ended December 31, 2014, pursuant to the Plan, Class A shares incurred fees of $30,551.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. The Distributor is an affiliate of GFS. During the year ended December 31, 2014, the Distributor did not receive underwriting commissions for sales of Class A shares.

During the year ended December 31, 2014, T.R. Winston & Company, a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of the Fund. The trades were cleared through Pershing LLC. For the year ended December 31, 2014, T.R. Winston & Company received $21,159 in trade commissions.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2014 was as follows:

Fiscal Year Ended
December 31, 2014
Ordinary Income	$89,794
Long-Term Capital Gain	—
Return of Capital	—
$89,794

There were no distributions for fiscal year ended December 31, 2013.

30

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(28,000)	$(4,282)	$(442,230)	$(474,512)

The difference between book basis and tax basis accumulated net investment losses, accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, mark-to-market on 1256 contacts and adjustments for real estate investment trusts and publicly traded partnerships.

Late year losses incurred after December 31 (October 31, for certain specified losses) within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $4,282.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclass of ordinary income distributions, and adjustments related to real estate investment trusts, publicly traded partnerships and grantor trusts, resulted in reclassification for the year ended December 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(4,173)	$4,173

6.	INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. The Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of December 31, 2014, the Fund invested in the following restricted securities:

	Initial
	Acquisition				% of Net
Security	Date	Shares/Par	Cost	Value	Assets
Rainmaker Systems, Inc. (Warrants)	7/15/2014	200,000	$0	$0	0.0%
Rainmaker Systems Convertible Bond	7/15/2014	50,000	$50,000	$47,500	0.6%
Rainmaker Systems Promissory Note	7/15/2014	25,000	$0	$0	0.0%

31

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of the Investment Partners Opportunities Fund

We have audited the accompanying statement of assets and liabilities of the Investment Partners Opportunities Fund (the “Fund”), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from January 15, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Investment Partners Opportunities Fund as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period from January 15, 2010 to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
March 2, 2015

33

Investment Partners Opportunities Fund
EXPENSE EXAMPLES
December 31, 2014 (Unaudited)

As a shareholder of the Investment Partners Opportunities Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Investment Partners Opportunities Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period *
	7/1/14	12/31/14	7/1/2014 – 12/31/14
Actual	$1,000.00	$ 836.60	$12.73
Hypothetical
(5% return before expenses)	$1,000.00	$1,011.34	$13.94

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, 2.75%, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).
34

Investment Partners Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2014

Investment Partners Opportunities Fund* (Adviser-Investment Partners Asset Management, Inc.)

In connection with the regular meeting held on June 25-26, 2014 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement by and among Investment Partners Asset Management, Inc. (“Investment Partners”) and the Trust, with respect to the Investment Partners Opportunities Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees noted that Investment Partners is a closely-held investment management firm managing approximately $102 million in assets providing high net worth individuals, corporations, retirement plans and funds with customized investment services and independent investment advice based on the clients risk profile. The Board reviewed the background information of the key investment personnel who are responsible for managing Fund assets and noted satisfaction with the team’s level of financial industry experience with each member having a minimum of 20 years of overall business experience with approximately the last 15 years at Investment Partners where they have participated in and experienced multiple market cycles. The Board noted that the adviser strives to use the prospective strength of its research to manage the Fund together with a combination of investing styles focused on value investing, special situation analysis, and shareholder advocacy and activism, all of which can be labor intensive. The Board also noted the adviser’s investment process examines and analyzes over a dozen characteristics for each potential investment to determine if the security meets the characteristics for value investing. While not all strategy risks can be eliminated, the Board noted that the adviser’s primary attempt at risk mitigation is by monitoring its investments with ongoing due diligence and continuing research. The Trustees considered that the adviser may also employ traditional hedging techniques such as using covered call options and buying nominal amounts of put options. With respect to compliance, they noted that the adviser’s CCO provides compliance monitoring with the Fund’s investment limitations through the review of daily, weekly, and monthly activity and position reports to ensure adherence with 1940 Act rules. The Board reviewed the adviser’s broker-dealer selection process and expressed satisfaction with its approach to best execution practices, noting that it takes into consideration the broker dealers’ financial strength, pricing, executions capabilities, research quality, and client service. The Board noted favorably that the adviser has reported no material compliance or litigation issues since the last contract approval. The Board acknowledged that Investment Partners is a relatively small firm, servicing about 300 client relationships with the mutual fund being an integral part of its overall operation. The Board concluded that the adviser has the ability to continue to provide a high level of quality service which will benefit the Fund and its shareholders.

Performance. The Trustees noted that the Fund has recently performed well and ranks in the 6th percentile by Morningstar. They considered, however, that the Fund’s longer term performance

35

Investment Partners Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2014 (Continued)

earned the Fund a one-star Morningstar ranking and ranked in the 95th percentile and 96th percentile over the last 1 and 3-year periods, respectively. The Trustees discussed the portfolio theory statistics and noted that the Fund’s 3 year MPT statistics show that as a consequence of implementing some of its strategies, the Fund has given up returns through its hedging strategies even more than its Morningstar category with an Alpha of -9.16% versus -3.11%. They noted that over the last 3 years, the Fund captured less than 50% of the upside and 98% of the downside, but considered that the adviser believes that the Fund’s underperformance is due to its deep value strategy and defensive posture. The Trustees noted that the adviser expects the Fund will perform better when its deep value assets reach appropriate valuations. They considered favorably that the Fund has returned 12.67% over the last 12 months although underperforming its Morningstar category return of 21.79%. They observed that the adviser’s strategy appears to be gaining some momentum in 2014, and expects that over a full market cycle the Fund’s multi-strategy approach should show better risk adjusted returns and can meet the Fund’s objective of long term capital appreciation.

Fees and Expenses. The Trustees noted the adviser receives an advisory fee of 1.50% for its services to the Fund. They noted that the advisory fee is higher than both the peer group average of 1.24% and the Morningstar category average of 0.74%, but within the high/low range of fees for both benchmarks. The Trustees noted that the adviser has an expense limitation agreement in place and received a net fee, post-waiver, of 0.22% during the prior year. They further noted the labor intensive nature of the adviser’s portfolio management services. After further discussion, the Trustees concluded that the fee was not unreasonable.

Economies of Scale. The Trustees noted the absence of breakpoints at this time. They further noted that the adviser agreed, in its written materials to the Board, to discuss breakpoints for the Fund when the Fund’s assets reach a stated milestone. After discussion, it was the consensus of the Trustees that based on current size of the Fund, while economies do not appear to have been reached at this time, the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund’s size increases.

Profitability. The Trustees reviewed a profitability analysis provided by the adviser and noted that it realized a net loss in connection with its relationship with the Fund. They reviewed the allocation of indirect costs. After further discussion, the Trustees concluded that excessive profitability was not a concern. The Trustees were also assured that despite the loss and absent any changes in business strategy, the adviser is committed to continuing to manage the Fund.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Investment Partners Opportunities Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
36

Investment Partners Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2014 (Continued)

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	100	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	100	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	100	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007 – February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 - 2010).	100	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

12/31/14 – NLFT_v2

37

Investment Partners Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2014 (Continued)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	100	Northern Lights Variable Trust (since 2013)

Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 - 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-390-0440.

12/31/14 – NLFT_v2

38

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
39

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
40

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-390-0440 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-390-0440.

INVESTMENT ADVISOR
Investment Partners Asset Management, Inc.
10 Station Place
Metuchen, NJ 08840

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2014 - $14,500

2013 - $14,000

2012 - $14,000

2011 - $13,500

(b)	Audit-Related Fees

2014 - None

2013 - None

2012 - None

2011 - None

(c)	Tax Fees

2014 - $2,000

2013 - $2,000

2012 - $2,000

2011 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2014 – None

2013 – None

2012 - None

2011 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2014 2013 2012 2011

Audit-Related Fees: 0.00% 0.00% 0.00% 0.00%

Tax Fees: 0.00% 0.00% 0.00% 0.00%

All Other Fees: 0.00% 0.00% 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:
2014 - $2,000
2013 - $2,000
2012 - $2,000
2011 - $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President

Date 03/07/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President

Date 03/07/2015

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Treasurer

Date 03/07/2015